FIRST MODIFICATION OF LOAN DOCUMENTS

THIS FIRST MODIFICATION OF LOAN DOCUMENTS (this “Agreement”) is made as of the      day of August, 2007, by and among NNN VF WOODSIDE CORPORATE PARK, LLC, a Delaware limited liability company (“Borrower”), TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company, NNN VALUE FUND, LLC, a Delaware limited liability company (the “Corporate Guarantors”), and ANTHONY W. THOMPSON, an individual (the “Individual Guarantor”; each Corporate Guarantor and the Individual Guarantor are sometimes referred to herein individually as a “Guarantor” and collectively as the “Guarantors”), and WCRT SELLER LLC, an Illinois limited liability company, its successors and assigns (“Lender”).

RECITALS

A. Wrightwood Capital Lender LLC, an Illinois limited liability company (the “Original Lender”) made a loan to Borrower (the “Loan’’) in the principal amount of up to Nineteen Million Seven Hundred and no/00 Dollars ($19,700,000.00) pursuant to the terms and conditions of a Loan and Security Agreement dated as of September 30, 2005 (the “Loan Agreement”). The Loan is evidenced by a Note dated as of September 30, 2005 executed by Borrower made payable to Original Lender in the principal amount of the Loan (the “Note”).

B. The Loan is secured by (i) a Deed of Trust, with Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Deed of Trusty’) dated as of September 30, 2005 executed by Borrower for the benefit of Original Lender and recorded on October 4, 2005 with the County Clerk for Washington County, Oregon (the “Recorder’s Office”) as Document No. 2005-122228, which Deed of Trust encumbers the real property legally described on Exhibit A of the Deed of Trust (the “Premises”); (ii) a Recourse Agreement (the “Corporate Guaranty”) dated September 30, 2005 executed by Corporate Guarantors in favor of Original Lender; (iii) a Recourse Agreement (the “Individual Guaranty”) dated September 30, 2005 executed by Individual Guarantor in favor of Original Lender; and (iv) certain other loan documents described in the Loan Agreement (the Loan Agreement, Note, Deed of Trust, Corporate Guaranty, Individual Guaranty and the other documents evidencing, securing and guarantying the Loan, as amended and assigned from time to time, are sometimes collectively referred to herein as the “Loan Documents”).

C. The Loan and the Loan Documents were assigned by (i) Original Lender to CF First U, L.L.C., an Illinois limited liability company (“CF First U”), pursuant to an Assignment of Deed of Trust, With Assignment of Leases and Rents, Security Agreement and Fixture Filing and Other Loan Documents dated as of September 30, 2005 and recorded on January 17, 2006 with the Recorder’s Office as Document No. 2006-005170, and (ii) CF First U to Lender pursuant to an Assignment of Deed of Trust and Other Loan Documents dated as of December 20, 2005 and recorded with the Recorder’s Office on January 30, 2006 as Document No. 2006- 010836.

D. Lender and Borrower wish to amend the Loan Agreement and the other Loan Documents to amend certain provisions of the Loan Documents, as hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals set forth above, the agreement by Lender to modify the Loan Documents, as provided herein, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender hereby agree as follows:

1. Acceleration of Maturity Date. Section 2.3.l(f) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(f) Notwithstanding anything herein to the contrary, if on April 1, 2007 the Premises is not generating Net Operating Income of at least $1,300,000 per year, as determined by Lender, the Maturity Date shall be accelerated to October 31, 2007, provided that if, on or before October 31, 2007, Borrower delivers to Lender an executed Approved Lease with the State of Oregon for approximately 48,397 rentable square feet comprising the entire building known as “Greystone 111”, then the Maturity Date shall be automatically extended to January 31,2008.”

Any reference in the Note, the Deed of Trust, the Loan Agreement or any other Loan Document to the Maturity Date shall mean the Maturity Date, subject to acceleration as set forth in the Loan Agreement as modified by this Agreement.

2. Borrower Acknowledgements. Borrower hereby acknowledges the following:

(a) The Net Operating Income requirement set forth in Section 2.3.l(f) of the Loan Agreement (as modified by this Agreement) was not met, and therefore the Maturity Date shall be accelerated pursuant to the terms of Section 2.3.l(f) of the Loan Agreement (as modified by this Agreement).

(b) The proposed lease with the State of Oregon will be a Major Lease and, notwithstanding anything in this Agreement, will be subject to the Lender consent provisions set forth in Section 5.1.4(a) of the Loan Agreement.

3. Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:

(a) The representations and warranties in the Loan Agreement, the Deed of Trust and the other Loan Documents are true and correct as of the date hereof.

(b) There is currently no Event of Default (as defined in the Loan Agreement) under the Loan Agreement, the Deed of Trust or the other Loan Documents and Borrower does not know of any event or circumstance which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Loan Agreement, the Deed of Trust or the other Loan Documents.

(c) The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, the Loan Documents continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.

(d) There has been no material adverse change in the financial condition of Borrower, Guarantors or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.

(e) As of the date hereof, Borrower has no claims, counterclaims, defenses or set-offs with respect to the Loan or the Loan Documents, as modified herein.

(f) Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents, as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents, as modified herein, have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

4. Expenses. As a condition precedent to the agreements contained herein, Borrower shall pay to Lender all reasonable out-of-pocket costs and expenses incurred by Lender in connection with this Agreement, including, without limitation, reasonable attorneys’ fees and expenses.

5. Reaffirmation of Guaranty and Individual Guaranty. Each Guarantor hereby ratifies and affirms the Corporate Guaranty and Individual Guaranty, as applicable, and agrees that the Corporate Guaranty and Individual Guaranty are in full force and effect following the execution and delivery of this Agreement. The representations and warranties of Guarantors, as contained in the Corporate Guaranty and Individual Guaranty, are, as of the date hereof, true and correct and Guarantors do not know of any default thereunder. The Corporate Guaranty and Individual Guaranty continue to be the valid and binding obligations of Guarantors, as applicable, enforceable in accordance with their respective terms and Guarantors have no claim or defense to the enforcement of the rights and remedies of Lender thereunder, except as specifically provided otherwise in the Corporate Guaranty and Individual Guaranty.

6. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(b) This Agreement shall not be construed more strictly against Lender than against Borrower or Guarantors merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower, Guarantors and Lender have contributed substantially to the preparation of this Agreement, and Borrower, Guarantors and Lender each acknowledge and waive any claim contesting the existence and adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represent that is has been advised by its respective counsel of the legal and practical effect of this Agreement and recognizes that it is executing and delivering this Agreement, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The signatories hereto state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it,

(c) The execution of this Agreement by Lender shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower or Guarantors nor shall privity of contract be presumed to have been established with any third party.

(d) Borrower, Guarantors and Lender each acknowledges that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantors and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

(e) This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(f) Any references to the “Note,” “Deed of Trust,” “Loan Agreement” or the “Loan Documents,” contained in any of the Loan Documents shall be deemed to refer to the Note, the Deed of Trust, the Loan Agreement and the other Loan Documents as amended hereby. The paragraph and section heading used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(g) This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.

(h) Time is of the essence of each of Borrower’s obligations under this Agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER:

LENDER: WCRT SELLER LLC, an Illinois limited liability company By: /s/ Terry Moore Name: Terry D. Moore Its: Vice President	NNN VF WOODSIDE CORPORATE PARK, LLC, a
Delaware limited liability company
By: Triple Net Properties, LLC, a
Virginia limited liability company, its
manager
By: /s/ Richard Hutton
Name: Richard Hutton
Its: EVP
CORPORATE GUARANTORS:

INDIVIDUAL GUARANTOR: /s/ Anthony W. Thompson ANTHONY W. THOMPSON	TRIPLE NET PROPERTIES, LLC, a Delaware
limited liability company
By: /s/ Richard Hutton
Name: Richard Hutton
Its: EVP
NNN 2003 VALUE FUND, LLC, a Delaware
limited liability company
By: Triple Net Properties, LLC, a
Virginia limited liability company, its
manager
By: /s/ Richard Hutton
Name: Richard Hutton
Its: EVP